NYSE: COO Exhibit 99.1

11/13/2007 2
FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking
projections of Cooper’s results.  Actual results could
differ materially from these projections.  Additional
information concerning factors that could cause
material differences can be found in Cooper’s periodic
filings with the Securities and Exchange Commission.
They are available publicly and on request from
Cooper’s investor relations department.

11/13/2007 3 THE COMPANY Medical devices Vision care Women’s healthcare Market leadership Favorable demographics Consistent long-term performance

11/13/2007 4 CONSISTENT PERFORMANCE (CAGR Ex Call Outs) 17% 26% 30% 2001- 2006 5 Year CGR EPS - Continuing Operations Operating Income Revenue

11/13/2007 5 COO BUSINESS GOALS Low to mid-teens revenue growth for next five years CVI double digit CSI high-teens, including M&A Earnings growth mid-teens to high- teens

11/13/2007 6 COO BUSINESS GOALS CooperVision Grow 1.5 times worldwide market next 5 years Largest specialty lens company Move to #2 position worldwide Operating margin mid to upper 20’s

11/13/2007 7 COO BUSINESS GOALS CooperSurgical Revenue of $300M by 2011 including acquisitions Operating margin in mid 20’s

11/13/2007 8 CooperVision 11/13/2007 8

11/13/2007 9
MARKET SEGMENTS
(worldwide, millions of $’s)
4%
8%
$2,555
$1,718
$2,082
$1,191
All Other Spheres
Specialty
7% $6,778 $4,732 Total Market
Daily Disposable
Spheres
11% $2,505 $1,459
CGR 2011 2006

11/13/2007 10
GEOGRAPHIC MARKET SEGMENTS
7% $6,778 $4,732 Total Market
*Includes Mideast and Africa
Source: company reported data and independent market audit
Asia/Pacific
Europe*
Americas
(millions of $’s)
12% $2,555 $1,440
3% $1,559 $1,328
6% $2,665 $1,964
CGR 2011 2006

11/13/2007 11 WORLD MARKET DRIVERS Growing indication: myopia Favorable demographics: teens Specialty and value-added vs. commodity: improved lens technology Geographic expansion

11/13/2007 12 COOPERVISION TODAY $800M in 2007 vs. $38M in 1994 #2 in Europe; #2 in US; #3 worldwide Specialty lenses Worldwide toric lens market leader

11/13/2007 13
Contact Lens Global Market*
% change and  %
share
*Independent audit data
+5
100
+5
100
+6
100
+5
100
Total
+5
43
+6
25
+6
42
+6
25
Specialty
-2
43
n/c
43
-2
42
n/c
42
Reusable
Sphere
+29
14
+12
32
+31
16
+10
33
Single Use
CVI YTD07 CVI Q307

11/13/2007 14
Contact Lens Global Market*
US versus ROW
*Independent audit data
100% +5 100% +5 Total
22% (+1) +8 33% (n/c) +3 Specialty
33% (-3) -2 57% (-2) +2 Reusable
Sphere
45% (+2) +10 10% (+2) +2 Single Use
%ROW YTD07 %US YTD07

11/13/2007 15 Contact Lens Global Market* % change *Independent audit data +5 +5 +6 +5 Total +21 +10 +21 +10 Asia +4 n/c +4 +1 Europe +2 +5 +6 +4 United States CVI YTD07 CVI Q307

11/13/2007 16 Contact Lens Global Market* Q307 versus Q207 *Independent audit data +5 +n/c Total +5 +4 Asia n/c n/c Europe +7 -2 United States CVI MKT

11/13/2007 17 Contact Lens Global Market* Competitive Landscape % change *Independent audit data +5 +5 Total (100%) -5 -11 Others (40%) +5 +6 COO (17%) +15 +14 JNJ (43%) YTD Q3

11/13/2007 18 Revenue Guidance ($Millions) *as issued on 9/6/07 $1,020 - $1,090 $940 - $967 TOTAL $165 - $170 $150 - $157 CSI $855 - $920 $790 - $810 CVI 2008 2007*

11/13/2007 19 UPDATES • Manufacturing capacity • New Products – 2 week silicone hydrogel – Silicone hydrogel toric – Proclear daily disposable in Japan

11/13/2007 20 Keeping you at the forefront of women’s healthcare™ WOMEN’S HEALTHCARE

11/13/2007 21 WOMEN’S HEALTHCARE Favorable demographics Pharma, capital equipment, in-office Fragmented market Changing market dynamics

11/13/2007 22 Consolidate market New in-office product opportunities Fertility and hospital procedures Disposable/reusable components COOPERSURGICAL STRATEGY

11/13/2007 23 PROCEDURES Cervical disease Incontinence Infertility Osteoporosis (diagnostic) Menstrual disorders Menopause Birth control

11/13/2007 24 COOPERSURGICAL TODAY $125M FY 2006 Consumables 85%; capital equipment 15% In-office market segment leader Recent acquisitions U.S. 85%

11/13/2007 25 CSI OBJECTIVES $125M 2006 – $300M 2011 25% operating margin Expand in hospital segment 20% ROI M&A hurdle Accelerate organic growth Expand geographically

11/13/2007 26 NYSE:COO Financial Highlights

11/13/2007 27 Total Debt $861 Stockholders’ Equity $1435 Total Capitalization $2297 Total Debt /Capitalization 38% CAPITAL STRUCTURE 7-31-07 ($’s in Millions)

11/13/2007 28
COO CONSOLIDATED REVENUE
$244
$330
$389
$698
$734
$71
$82
$101
$109
$125
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2002 2003 2004 2005 2006
($ in millions)
$315
$412
CVI CSI
$490
$807
$859

11/13/2007 29 CONSOLIDATED OPERATING INCOME $189 $95 $67 $117 $175 $0 $50 $100 $150 $200 2002 2003 2004 2005 2006 0% 5% 10% 15% 20% 25% ($ in millions) Operating Income Operating Margin (Ex Call Outs)

11/13/2007 30 CVI CONSOLIDATED OPERATING INCOME $60 $89 $107 $171 $186 $0 $50 $100 $150 $200 2002 2003 2004 2005 2006 0% 10% 20% 30% ($ in millions) Operating Income Operating Margin (Ex Call Outs)

11/13/2007 31
CSI CONSOLIDATED OPERATING INCOME
$20
$21
$18
$14
$24
$0
$5
$10
$15
$20
$25
2002 2003 2004 2005 2006
0%
5%
10%
15%
20%
25%
($ in millions)
Operating Income Operating Margin
(Ex Call Outs)

11/13/2007 32 TAXES Net Operating Loss Carryforwards $143 million Global Tax Arrangement Effective Tax Rates

11/13/2007 33 CASH FLOW FROM OPERATING ACTIVITIES $56 $80 $101 $184 $151 $0 $50 $100 $150 $200 2002 2003 2004 2005 2006 ($ in millions)

11/13/2007 34
HISTORY OF SUCCESSFUL DELEVERAGING
8%
38%
27%
20%
21%
34%
31%
23%
36%
35%
0%
10%
20%
30%
40%
Jan.’05 – Acquired
Ocular Sciences
Feb.’02 –
Acquired
Biocompatibles
Dec.’97 –
Acquired
Aspect Vision
Nov.’06 – Acquired
Lone Star
Nov.’05 – Acquired Inlet
& NeoSurg
DEBT/CAP

NYSE: COO